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                                                                    EXHIBIT 10.1


                          THE WILLIAMS COMPANIES, INC.

                  $650,000,000 8.125% Notes due March 15, 2012
                   850,000,000 8.75% Notes due March 15, 2032

                               PURCHASE AGREEMENT


                                                                  March 14, 2002

LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.
As representatives (the "REPRESENTATIVES") of the several Initial Purchasers named herein
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, NY 10019

Ladies and Gentlemen:

         The Williams Companies, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several initial purchasers (the "INITIAL PURCHASERS" or "YOU") listed in Schedule I hereto (i) $650,000,000 aggregate principal amount of its 8.125% Notes due March 15, 2012 (the "8.125% NOTES") and
(ii) $850,000,000 aggregate principal amount of its 8.75% Notes due March 15, 2032 (the "8.75% NOTES" and, together with the 8.125% Notes, the "NOTES") to be issued pursuant to the provisions of a Seventh Supplemental Indenture dated as of March 19, 2002 to the Indenture dated as of November 10, 1997, as amended (together, the "INDENTURE") between the Company and Bank One Trust Company, N.A., as Trustee (the "TRUSTEE").

         The Company hereby confirms its agreement with the Initial Purchasers to issue and sell all of the Notes to the Initial Purchasers, on the terms and conditions set forth herein.

         The Notes will be offered and sold to the Initial Purchasers, without registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), in reliance upon an exemption

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from the registration requirements of the Securities Act. The Company has prepared and delivered to the Initial Purchasers a preliminary confidential offering memorandum dated March 14, 2002 (together with all documents incorporated by reference therein, the "PRELIMINARY OFFERING MEMORANDUM") and has prepared and will deliver to the Initial Purchasers on the date hereof or as soon as practicable thereafter, copies of a final confidential offering memorandum dated March 14, 2002 (together with all amendments and supplements thereto, and together with all documents incorporated by reference therein, the "FINAL OFFERING MEMORANDUM"), relating to the Notes. The Preliminary Offering Memorandum and the Final Offering Memorandum are sometimes collectively referred to herein as the "OFFERING MEMORANDUM." All references in this Agreement to the Offering Memorandum include the documents incorporated by reference therein. The Company hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offer and sale of the Notes.

         The Company understands that the Initial Purchasers propose to make offerings ("EXEMPT RESALES") of the Notes only on the terms and in the manner set forth in the Offering Memorandum and herein, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, only to (i) persons in the United States whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" ("QIBS") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("RULE 144A"), in transactions meeting the requirements of Rule 144A and (ii) non-U.S. persons to whom offers and sales of the Notes may be made in reliance upon Regulation S under the Securities Act ("REGULATION S"), in offshore transactions meeting the requirements of Regulation S.

         The holders of the Notes will be entitled to the benefits of a Registration Rights Agreement, in substantially the form attached as Exhibit A hereto with such changes as shall be agreed to by the parties hereto (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company will file a registration statement (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "COMMISSION") registering the Notes or the Exchange Notes referred to in the Registration Rights Agreement under the Securities Act.

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with the Initial Purchasers that:

                  (a) each document filed or to be filed pursuant to the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and incorporated by reference in the Offering Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder;


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                  (b) the Offering Memorandum (as amended or supplemented if the
         Company shall have furnished any amendments or supplements thereto) as of its date did not, and as of the Closing Date (as defined in Section
         4) will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of circumstances under which they were made, not misleading;

                  (c) Ernst & Young LLP, who have reported upon the audited financial statements and schedules included or incorporated by reference in the Offering Memorandum, are independent auditors within the meaning of the rules and regulations promulgated under the Securities Act;

                  (d) this Agreement has been duly authorized, executed and delivered by the Company;

                  (e) the Company and each of its significant subsidiaries (as defined in Rule 1-02 of Regulation S-X under the Securities Act) (each, a "Significant Subsidiary" and collectively, "Significant Subsidiaries") have been duly incorporated (in the case of each Significant Subsidiary which is a corporation) or otherwise validly formed and are validly existing in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where failure to have such qualifications would not, singly or in the aggregate, have a material adverse effect on the consolidated financial position, results of operation, business or prospects of the Company and its subsidiaries, taken as a whole, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged;

                  (f) the Company has an authorized capitalization as set forth in the Offering Memorandum and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum; and all of the issued shares of capital stock of each Significant Subsidiary (in the case of each Significant Subsidiary which is a corporation) or membership interests (in the case of each Significant Subsidiary which is a limited liability corporation) have been duly authorized and validly issued and are fully paid and non-assessable and (except for directors' qualifying shares and as disclosed in the Offering Memorandum) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;


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                  (g) the Indenture and each supplement or amendment thereto to the date hereof and any supplement thereto, officer's certificate or board resolution setting forth the terms of the Notes, have been duly authorized by the Company. The Indenture constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to the description thereof in the Offering Memorandum;

                  (h) the Notes have been duly authorized by the Company. When duly executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold to and paid for by the Initial Purchasers as provided herein, the Notes will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and will be enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Notes conform in all material respects to the description thereof in the Offering Memorandum;

                  (i) the Registration Rights Agreement has been duly authorized by the Company. When duly executed and delivered by the Company, the Registration Rights Agreement will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally, except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as rights to indemnification and contribution thereunder may be limited by applicable law;

                  (j) since the date of the Offering Memorandum (or any amendment or supplement thereto), except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change or any development involving a prospective material adverse change in the condition (financial or otherwise), earnings, business or operations of the Company and its subsidiaries, taken as a whole, whether


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         or not arising in the ordinary course of business and (B) any transaction entered into by the Company or any of its subsidiaries, other than in the ordinary course of business, that is material to the Company and its subsidiaries, taken as a whole;

                  (k) the execution and delivery by the Company of this Agreement, the issuance and delivery of the Notes, the consummation by the Company of the transactions contemplated herein and compliance by the Company with the terms of this Agreement, the Registration Rights Agreement, the Notes and the Indenture have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any of its subsidiaries, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of its properties is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, or business of the Company and its subsidiaries, taken as a whole) or (B) assuming the accuracy of the representations, warranties and agreements of the Initial Purchasers in Section 2 hereof and Section 7 hereof, any existing applicable law, rule, regulation, judgment, order or decree or determination of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties;

                  (l) except as disclosed in the Offering Memorandum (or any amendment or supplement thereto), there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries that is required to be disclosed in the Offering Memorandum or that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings or business of the Company and its subsidiaries, taken as a whole, or that could reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries, taken as a whole, or that could reasonably be expected to adversely affect the consummation of the transactions contemplated in this Agreement or the Registration Rights Agreement;

              (m) the Company and its subsidiaries each owns or possesses all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively, "GOVERNMENTAL LICENSES") necessary to own or lease, as


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         the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Governmental Licenses could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business of the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses;

                   (n) there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its Significant Subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its Significant Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the consolidated financial position, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its Significant Subsidiaries or with respect to which the Company or any of its Significant Subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the consolidated financial position, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  (o) the Company is not, and after the consummation of the transactions contemplated herein will not be, an "investment company" under the Investment Company Act of 1940, as amended;

                  (p) the consolidated balance sheets of the Company as of December 31, 2001 and the related consolidated statements of operations, cash flows and capitalization for the fiscal year then ended, reported on by Ernst & Young LLP and


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         incorporated by reference in the Offering Memorandum, fairly present, in all material respects, the financial position of the Company and its consolidated subsidiaries as of such date and its consolidated results of operations and cash flows for such fiscal year in conformity with generally accepted accounting principles;

                  (q) assuming the accuracy of the representations, warranties and agreements of the Initial Purchasers in Section 2 hereof and
         Section 7 hereof, no authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (except such as have been obtained, or as may be required under the securities or blue sky laws of the various states in which the Notes will be offered or sold), is required for the valid authorization, issuance, sale and delivery of the Notes or for the execution, delivery or performance of this Agreement, the Registration Rights Agreement, the Indenture and the Notes by the Company;

                  (r) assuming the accuracy of the representations, warranties and agreements of the Initial Purchasers in Section 2 hereof and
         Section 7 hereof, compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Offering Memorandum and the accuracy of the representations and warranties deemed to be made in the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell the Notes, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers or in connection with the initial resale of the Notes by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

                  (s) the Company, its affiliates and any person acting on its or their behalf have not, directly or indirectly:

                           (i) engaged in any directed selling efforts (within
                  the meaning of Regulation S under the Securities Act) with respect to the Notes;

                          (ii) offered or sold the Notes in the United States by
                  any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; or

                         (iii) sold, solicited any offers to buy or offered to
                  sell or otherwise negotiated in respect of any security in a manner that would require registration of the Notes under the Securities Act in accordance with the theory of "integration" referred to in Regulation D under the Securities Act;


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                  (t) the Notes satisfy the requirements of Rule 144A(d)(3)
         under the Securities Act; and

                  (u) the Offering Memorandum contains the information regarding the Company specified in, and which satisfies the requirements of, Rule 144A(d)(4) under the Securities Act.

         2. REPRESENTATIONS AND WARRANTIES OF THE INITIAL PURCHASERS. Each Initial Purchaser hereby severally, and not jointly, represents and warrants to, and agrees with, the Company that: such Initial Purchaser (i) is an institutional "accredited investor" (as defined in Regulation D) with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) is not acquiring the Notes with a view to any distribution thereof that would violate the Securities Act or the securities or blue sky laws of any state or country, (iii) has received all information it considers necessary to evaluate the merits and risks of an investment in the Notes, (iv) has not and will not solicit offers for, or offer to sell, the Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and (vi) will offer or sell the Notes only: (x) in offshore transactions in accordance with Rule 903 of Regulation S; provided that commencing on the date hereof and continuing through a 40-day restricted period commencing on the Closing Date (as defined below): (1) no such offer or sale will be made to a U.S. person or for the account or benefit of a U.S. person (other than such Initial Purchaser); and (2) such Initial Purchaser, if selling Securities to a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Securities, will send a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as are set forth in this Section 2; the terms used in this clause (x) are being used as used in Regulation S; or (y) to persons whom it reasonably believes to be QIBs within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A.

         Each Initial Purchaser hereby severally, and not jointly, represents and warrants to and agrees with, the Company that (i) it has not offered or sold and, before the expiration of the period of six months from the closing date for the Notes, will not offer or sell any Notes to persons in the United Kingdom, except to those persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has only communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 ("the FSMA")) received by it in connection with the issue or sale of any Notes in circumstances in which Section 12(1) of the FSMA does not apply to the Company


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and (c) it has complied and will comply with all applicable provisions of the
FSMA, with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

         Each Initial Purchaser hereby severally, and not jointly, represents and warrants to and agrees with, the Company that it has not offered or sold, and will not offer or sell, directly or indirectly, any of the Notes in or to residents of Japan or to any persons for reoffering or resale, directly or indirectly in Japan or to any resident of Japan, except pursuant to an exemption from the registration requirements of the Securities and Exchange Law available thereunder and in compliance with the other relevant laws and regulations of Japan.

         3. AGREEMENTS TO SELL AND PURCHASE. The Company hereby agrees to sell to the Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the aggregate principal amount of each series of Notes set forth opposite such Initial Purchaser's name in Schedule I hereto at 98.452% of their aggregate principal amount, in the case of the 8.125% Notes, and 97.751% of their aggregate principal amount, in the case of 8.75% Notes, plus, in each case, accrued interest, if any, from March 19, 2002 to the date of payment and delivery.

         4. PAYMENT AND DELIVERY. Payment for the Notes shall be made by wire or other immediately available funds to the order of the Company at 10:00 A.M., New York time, on March 19, 2002, or at such other time on the same or such other date, as shall be agreed by the parties and designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

         Payment for the Notes shall be made against delivery to you of the one or more global notes representing the Notes (each, a "GLOBAL NOTE") registered in the name of Cede & Co. with any transfer taxes payable in connection with the transfer of the Notes to the Initial Purchasers duly paid. Such Global Notes shall be made available to the Representatives for inspection and packaging on the business day in New York City preceding the Closing Date.

         5. CONDITIONS TO THE INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers are subject to the following conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                           (i) there shall not have occurred any downgrading,
                  nor shall any notice have been received of (A) any intended or potential downgrading or (B) any review or possible change that does not indicate the direction of a possible


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                  change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act; and

                          (ii) there shall not have occurred any material
                  adverse change, or any development which could reasonably be expected to result in a prospective material adverse change, in the financial condition, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Offering Memorandum.

                  (b) The Representatives shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clauses (a)(i) and
         (ii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                         The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                  (c) The Representatives shall have received on the Closing Date an opinion of William G. von Glahn, Esq., Senior Vice President and General Counsel of The Williams Companies, Inc., dated the Closing Date, to the effect that:

                           (i) the Company and each of its Significant
                  Subsidiaries have been duly incorporated (in the case of each Significant Subsidiary that is a corporation) or otherwise validly formed and are validly existing in good standing under the laws of their respective jurisdictions of organization, have the requisite power and authority to own their property and to conduct their business as described in the Offering Memorandum and are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except to the extent such failure to be qualified or in good standing would not have a material adverse effect on the consolidated financial position, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged as described in or contemplated by the Offering Memorandum; and all of the issued shares of capital stock of each Significant Subsidiary (in the case of each Significant Subsidiary that is a


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                  corporation) or membership interests (in the case of each
                  Significant Subsidiary that is a limited liability corporation) have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares and as disclosed in the Offering Memorandum) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                          (ii) the Company and its subsidiaries hold all
                  franchises, certificates of public convenience and necessity, consents, authorizations, approvals, orders, permits, licenses and easements necessary to own, operate and maintain its properties as described in the Offering Memorandum, subject only to such defects, irregularities, restrictions, conditions and other matters as are described in the Offering Memorandum or which do not materially affect the right of the Company or its subsidiaries to own, operate and maintain its properties and to conduct its business as described therein, and has made all declarations and filings with, all federal, state, local and other governmental authorities, and all courts or other tribunals, necessary to conduct its business in the manner described in the Offering Memorandum, except to the extent that the lack of such consents, authorizations, approvals, orders, certificates or permits would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                         (iii) neither the Company nor any of its Significant
                  Subsidiaries (i) is in violation of its charter or by-laws,
                  (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in case of (ii) and (iii), for such defaults, violations, or failures to obtain such authorizations or permits that have not had or are not reasonably expected to have, a material adverse effect on the consolidated financial condition, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole;

                          (iv) the Indenture has been duly authorized, executed
                  and delivered by the Company and, assuming due authorization, execution and authentication


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                  by the Trustee, is a valid and binding agreement of the
                  Company enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (v) the Notes have been duly authorized and, when
                  executed and authenticated in accordance with the provisions of the Indenture, and delivered to and paid for by the Initial Purchasers, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be entitled to the benefits of the Indenture;

                           (vi) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (vii) the Registration Rights Agreement has been duly
                  authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except as rights to indemnification and contribution thereunder may be limited by applicable law;

                           (viii) assuming compliance by the Initial Purchasers
                  with the offering and transfer procedures and restrictions described in the Offering Memorandum, the accuracy of the representations and warranties deemed to be made in the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell the Notes and that purchasers to whom the Initial Purchasers initially resell the Notes receive a copy of the Offering Memorandum prior to such sale, no consent, approval, authorization or order of, or qualification with, any governmental body or agency having jurisdiction over the Company is required for the performance by the Company of its obligations under this Agreement, the Registration Rights Agreement, the Notes and the Indenture, except such as have been obtained or as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Notes;

                           (ix) The execution, delivery and performance by the
                  Company of its obligations under this Purchase Agreement, the Registration Rights Agreement, the Notes and the Indenture will not contravene any provision of applicable law or the Certificate of Incorporation or the By-laws of the Company or any material agreement or other material instrument binding upon the Company;

                           (x) the statements in the Offering Memorandum under
                  the caption "Description of the Notes," insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize in all material respects the matters referred to therein;

                          (xi) after due inquiry, such counsel does not know of
                  any legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the documents incorporated by reference in the Offering Memorandum and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Offering Memorandum that are not described as required;

                         (xii) the Company is not, and following the
                  consummation of the transactions contemplated herein will not be, an "investment company", as such term is defined in the Investment Company Act of 1940, as amended;

                        (xiii) such counsel has no reason to believe that
                  (except for financial statements and schedules and related notes thereto, and the other financial, statistical and accounting data as to which such counsel need not express any belief) the Offering Memorandum as of its date or as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                         (xiv) assuming the accuracy of the representations of
                  the Initial Purchasers contained in Section 2 hereof and compliance by the Initial Purchasers with the covenants set forth in Section 7 hereof, compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Offering Memorandum and the accuracy of the representations and warranties deemed to be made in the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell the Notes, it is not necessary in connection with the offer, sale and delivery of the Notes in the manner contemplated in this Agreement to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                      The opinion of William G. von Glahn, Esq. described in paragraph (c) above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

                  (d) The Representatives shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Initial Purchasers, dated the Closing Date, covering the matters referred to in subparagraphs (iv), (v), (vi), (vii), (xiii) and (xiv) of paragraph (c) above.

                      With respect to subparagraph (xiii) of paragraph (c) above, Davis Polk & Wardwell may state that their belief is based upon their participation in the preparation of the Offering Memorandum (excluding any documents incorporated by reference therein) and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. Davis Polk & Wardwell may also state that they have relied solely on the opinion of William G. von Glahn, Esq., as to matters relating to the regulation of the Company by the Federal Energy Regulatory Commission.

                      The opinion of William G. von Glahn, Esq. described in paragraph (c) above shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

                  (e) The Representatives shall have received on the Closing Date a letter, in form and substance satisfactory to the Representatives, from Ernst & Young LLP, independent auditors, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Offering Memorandum.

           6. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Initial Purchasers herein contained, the Company, its affiliates and any person acting on its or their behalf, covenants with the Initial Purchasers as follows:

                  (a) The Company, its affiliates and any person acting on its or their behalf will not, directly or indirectly:

                           (i) offer or sell the Notes in the United States by
                  any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

                          (ii) sell, solicit any offers to buy or offer to sell
                  or otherwise negotiate in respect of any security in a manner that would require registration of the Notes under the Securities Act in accordance with the theory of "integration" referred to in Regulation D under the Securities Act; or

                         (iii) engage in any directed selling efforts (within
                  the meaning of Regulation S) with respect to the Notes.

                  (b) While any Note remains outstanding, during any period in which the Company is not subject to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, and its securities are not exempt from Section 12(g) thereof pursuant to Rule 12g3-2(b) thereunder, the Company will upon request make available to the Initial Purchaser, to any holder of Notes, and to any prospective purchaser designated by any holder of Notes, the information regarding the Company specified in, and satisfying the requirements of, Rule 144A(d)(4) under the Securities Act.

                  (c) To prepare the Offering Memorandum in a form approved by the Representatives, and before amending or supplementing the Offering Memorandum, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to prepare any such proposed amendment or supplement to which the Representatives reasonably object.

                  (d) To furnish the Initial Purchasers with copies of the Offering Memorandum and each amendment or supplement thereto, in such quantities as you may from time to time reasonably request, and if, at any time prior to the consummation of any Exempt Resale, any event shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary or desirable, during such same period to amend or supplement the Offering Memorandum, to notify you and upon your request to prepare and furnish without charge to the Initial Purchasers as many copies as you may from time to time reasonably request of the amended Offering Memorandum or supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance.

                  (e) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Notes (other than the Notes), without the prior written consent of the Representatives.

                  (f) The Company will arrange for the qualification of the Notes for sale under the laws of such states in the United States as the Representatives designate and will continue such qualifications in effect so long as required for the resale of the Notes by the Initial Purchasers; provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

                  (g) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Offering Memorandum and all amendments and supplements thereto (but not, however, legal fees and expenses of your counsel incurred in connection therewith), (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Registration Rights Agreement, the Indenture, any Blue Sky Memoranda and any other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the Exempt Resales (but not, however, legal fees and expenses of your counsel incurred in connection with the foregoing), (iii) the issuance and delivery by the Company of the Notes, (iv) the qualification of the Notes for offer and sales under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested by the Representatives for use in connection with the initial Exempt Resales,
         (vi) the preparation of certificates for the Notes including, without limitation, printing and engraving, (vii) the fees, disbursements and expenses of the Company's counsel and accountants, (viii) all fees and expenses (including fees and expenses of counsel) of the Company in connection with the approval of the Notes by DTC for "book-entry" transfer, (ix) the fees, disbursements and expenses of the Trustee and the Trustee's counsel and (x) the performance by the Company of its other obligations under this Agreement to the extent not provided for above.

                  (h) To take all reasonable action necessary to enable Standard & Poor's Rating Service, a division of McGraw Hill, Inc. ("S&P"), and Moody's Investor Service, Inc. ("Moody's") to provide their respective ratings of the Notes.

                  (i) To cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Notes to be eligible for clearance and settlement through the facilities of The Depository Trust Company.

         7. COVENANTS OF THE INITIAL PURCHASERS.

                  (a) Each of the Initial Purchasers severally acknowledges that the Notes have not been and will not be registered under the Securities Act and agrees that it, its affiliates and any person acting on its or their behalf:

                           (i) will not offer or sell the Notes in the United
                  States by any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

                          (ii) will not engage in any directed selling efforts
                  (within the meaning of Regulation S) with respect to the Notes and will comply with the offering restrictions requirements of Regulation S; and

                         (iii) will offer or sell the Notes only (1) in offshore
                  transactions in accordance with Rule 903 of Regulation S in the manner described in Section 2 hereof or (2) to persons whom it reasonably believes to be QIBs within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A.

         8. INDEMNITY AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by such Initial Purchaser or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or any amendment thereof (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use therein; provided however that the foregoing indemnity agreement with respect to the Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser, or any person controlling such Initial Purchaser, if the person asserting any such losses, claims, damages or liabilities purchased Notes, and a copy of the Final Offering Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Initial Purchaser to such person, at or prior to the written confirmation of the sale of the Notes to such person, and if the Final Offering Memorandum (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

                  (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers, its employees, its agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Initial Purchasers, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Offering Memorandum or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impeded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering and sale of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Notes (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Initial Purchasers, in each case as set forth in the Offering Memorandum, bears to the aggregate initial offering price of the Notes. The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial

         Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or appearing as a third party witness in any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling an Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Notes.

         9. TERMINATION. This Agreement shall be subject to termination by notice given by the Representatives to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date any of the events described in Section 5(a) shall have occurred or (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade (or settlement in the trading of securities thereon shall have been materially disrupted), (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities (including, without limitation an act of terrorism) or any change in financial markets or any calamity or crisis that, in the Representatives' judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the Representatives' judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Offering Memorandum. Notice of such cancellation shall be given to the Company by telecopy or telephone but shall be subsequently confirmed by letter.

         10. DEFAULTING INITIAL PURCHASERS.

         If any Initial Purchaser or Initial Purchasers shall default in its or their obligation to take up and pay for the Notes to be purchased by it or them hereunder, the non-defaulting Initial Purchasers shall take up and pay for (in addition to the principal amount of Notes they are obligated to purchase hereunder) the principal amount of Notes agreed to be purchased by all such defaulting Initial Purchasers as hereinafter set forth; provided, however, that in the event that the principal amount of Notes which all Initial Purchasers so defaulting shall have agreed but failed to take up and pay for shall exceed 10% of the total principal amount of Notes, the Representatives may in their discretion arrange for themselves or another party or parties to purchase such Notes on the terms contained herein. If within thirty-six hours after such default by any Initial Purchaser, the Representatives do not arrange for the purchase of such Notes, then the Company will be entitled to a further period of thirty-six hours within which to procure another party or parties satisfactory to the Representatives to purchase such Notes on such terms. In the event that, within the prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Notes, or the Company notifies the Representatives that it has so arranged for the purchase of such Notes, the Representatives or the Company shall have the right to postpone the Closing Date for such Notes for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Final Offering Memorandum, or in any other documents or arrangements. If non-defaulting Initial Purchasers take up and pay for all the Notes agreed to be purchased by all such defaulting Initial Purchasers, such Notes shall be taken up and paid for by such non-defaulting Initial Purchaser or Initial Purchasers in such amount or amounts as the Representatives may designate with the consent of each Initial Purchaser so designated or, in the event no such designation is made, such Notes shall be taken up and paid for by all non-defaulting Initial Purchasers pro rata in proportion to the aggregate principal amount of Notes set opposite the names of such non-defaulting Initial Purchasers on Schedule I hereto. If after giving effort to any arrangements for the purchase of the Notes of any defaulting Initial Purchaser as provided in this Section 10, any Notes remain unpurchased, then this Agreement will terminate without liability to any non-defaulting Initial Purchaser or the Company.

         11. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES.

         If this Agreement shall be terminated by the Representatives because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereunder.

          12. NOTICES. Except as otherwise provided notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be delivered
(a) if to the Company, at One Williams Center, Tulsa, Oklahoma 74172, Attention:
Treasurer, or (b) if to the Initial Purchasers, at the offices of Lehman Brothers Inc., 745 Seventh Avenue, New York, NY 10019, Attention : Debt Capital Markets, Power Group (with a copy to the General Counsel), or in any case to such other address as the person to be notified may have requested in writing.

          13. SUCCESSORS. The Agreement is made solely for the benefit of the Initial Purchasers, the Company, their directors and officers and other controlling persons referred to in Section 8 hereof, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser from any Initial Purchaser of any of the Notes in his status as such purchaser.

         14. PARTIAL UNENFORCEABILITY. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph or provision hereof.

         15. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         16. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York

         17. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          Please confirm that the foregoing correctly sets forth the agreement among the Company and the Initial Purchasers.

                                       Very truly yours,

                                       THE WILLIAMS COMPANIES, INC.




                                       By:      /s/ JAMES G. IVEY
                                          -------------------------------------
                                          Name: James G. Ivey
                                          Title: Treasurer


Accepted as of the date hereof:

LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.

By: Lehman Brothers Inc.

By: /s/ MARTIN GOLDBERG
   -----------------------------------
   Name: Martin Goldberg
   Title:

On behalf of itself and the other several Initial Purchasers listed on Schedule I hereto.

                                                                      Schedule I


            Initial Purchaser                              Principal Amount of 8.125% Notes          Principal Amount of 8.75% Notes
            -----------------                              --------------------------------          -------------------------------
Lehman Brothers Inc. .................................               $195,000,325                               $255,000,500

J.P. Morgan Securities Inc. ..........................                195,000,325                                255,000,500

Banc of America Securities LLC .......................                 45,500,000                                 59,500,000

Merrill Lynch, Pierce, Fenner & Smith Incorporated....                 45,500,000                                 59,500,000

Salomon Smith Barney Inc. ............................                 45,500,000                                 59,500,000

ABN AMRO Incorporated ................................                  9,499,950                                 12,423,000

Barclays Capital Inc. ................................                  9,499,950                                 12,423,000

BMO Nesbitt Burns Corp. ..............................                  9,499,950                                 12,423,000

BNP Paribas Securitites Corp. ........................                  9,499,950                                 12,423,000

BNY Capital Markets ..................................                  9,499,950                                 12,423,000

CIBC World Markets Corp. .............................                  9,499,950                                 12,423,000

Fleet Securities, Inc. ...............................                  9,499,950                                 12,423,000

Mizuho International plc .............................                  9,499,950                                 12,423,000

RBC Dominion Securities Corporation ..................                  9,499,950                                 12,423,000

The Royal Bank of Scotland plc .......................                  9,499,950                                 12,423,000

Scotia Capital (USA) Inc. ............................                  9,499,950                                 12,423,000

TD Securities (USA) Inc. .............................                  9,499,950                                 12,423,000

UBS Warburg LLC ......................................                  9,499,950                                 12,423,000
                                                                     ------------                               ------------

                  Total ..............................               $650,000,000                               $850,000,000
                                                                     ============                               ============

                           CROSS-REFERENCE TARGET LIST

          NOTE: DUE TO THE NUMBER OF TARGETS SOME TARGET NAMES MAY NOT
                      APPEAR IN THE TARGET PULL-DOWN LIST.
       (This list is for the use of the wordprocessor only, is not a part of this document and may be discarded.)

   ARTICLE/SECTION TARGET NAME      ARTICLE/SECTION TARGET NAME   ARTICLE/SECTION TARGET NAME    ARTICLE/SECTION TARGET NAME
   ---------------------------      ---------------------------   ---------------------------    ---------------------------
?...........payment and delivery
?......amending or supplementing
?..preliminary offering circular
5(a)...............cndtns.sbsqnt
8.....indemnify and contribution
8(a)..........indemnify and hold
9....................termination
11...............reimburs.ip.exp
15..................counterparts